Intangible assets other than goodwill	6 Months Ended
Jun. 30, 2022
Disclosure of detailed information about intangible assets [abstract]
Intangible assets other than goodwill	Intangible assets other than goodwill
Intangible asset impairment charges
Impairments during the three and six months ended June 30, 2022 amounted to $61 million. An impairment charge of $59 million was recognized in Cost of net sales in the Condensed Consolidated Income Statement for a currently marketed product cash generating unit ("CGU") in the Surgical reportable segment, due to higher forecasted research and development costs associated with product redesign and delayed launch date of the next generation product. The CGU was reduced to its recoverable amount of $15 million estimated using the value in use ("VIU") method at the time of impairment. The recoverable value was estimated using net present value techniques utilizing pre-tax cash flows and a discount rate of 7.8%. The remaining impairment charge of $2 million was recognized in Research & development in the Condensed Consolidated Income Statement to fully impair an acquired research & development intangible asset in the Vision Care reportable segment which will no longer be used.
Impairments during the six months ended June 30, 2021 amounted to $45 million due to an impairment recognized in the first quarter in Cost of net sales in the Condensed Consolidated Income Statement for a currently marketed product CGU in the Vision Care reportable segment due to lower expected sales. The CGU was reduced to its recoverable amount of $48 million estimated using the fair value less cost of disposal ("FVLCOD") method at the time of impairment. The recoverable value was estimated using net present value techniques utilizing post-tax cash flows and a discount rate as there are no direct or indirect observable prices in active markets for identical or similar assets. There were no impairment charges during the three months ended June 30, 2021.
The estimates used in calculating net present value involve significant judgement by management and include assumptions with measurement uncertainty. The estimates include cash flow projections for a five-year period based on management forecasts, sales forecasts beyond the five-year period extrapolated using long-term expected growth rates, discount rates, and future tax rates. Actual cash flows and values could vary significantly from forecasted future cash flows and related values derived using net present value techniques.
For FVLCOD, the estimates used are considered to be consistent with market participant assumptions. Since the cash flow projections are a significant unobservable input, the fair value of the CGU was classified as Level 3 in the fair value hierarchy.